INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Redemption fee (as a % of amount redeemed or exchanged	2.00%
within 7 days of purchase)

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)	Class I
Management fees [1]	0.30%
Distribution and service (12b-1) fees	None
Other expenses	0.21%
Total annual fund operating expenses	0.51%
Less fee waiver and/or expense reimbursement [2]	(0.30%)
Net expenses	0.21%

1 Management fees are restated to reflect current fiscal year fees rather than the fees in effect during the previous fiscal year.

2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.21% through January 31, 2016. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$2,150	$6,765	$15,527	$51,462

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.

Calvert Social Index. The Calvert Social Index measures the performance of those companies that meet the sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the “Dow Jones TMI”). The Dow Jones TMI represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. As of December 31, 2011, the capitalization range of the Calvert Social Index was $502 million to $376 billion, and the weighted average capitalization was $81.4 billion. The Fund seeks

SUMMARY PROSPECTUS JANUARY 31, 2012 1

to have a weighted average capitalization that approximates that of the Index. As of December 31, 2011, there were 671 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert’s evaluation of an issuer’s conduct relative to the Fund’s sustainable and socially responsible investment criteria. The Index is reconstituted once a year based on an updated list of the 1,000 largest U.S. companies. The Index is also reviewed quarterly to adjust for sustainable and socially responsible investment criteria and other factors.

Sustainable and Socially Responsible Investing. The Fund’s sustainable and socially responsible investment criteria are described in the Fund’s Prospectus under “About Sustainable and Socially Responsible Investing.” Calvert continuously evaluates the performance of companies included in the Calvert Social Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial, sustainability and social responsibility factors, the Fund will not be able to match the performance of the index exactly.

Stock Market Risk. The stock market or the Calvert Social Index may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	18.39%
Worst Quarter (of periods shown)	12/31/08	-25.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

SUMMARY PROSPECTUS JANUARY 31, 2012 2

Average Annual Total Returns
(as of 12/31/11)	1 year	5 years	10 years
Class I:
Return before taxes	0.05%	-0.91%	1.64%
Return after taxes on distributions	-0.18%	-1.15%	1.44%
Return after taxes on distributions	0.34%	-0.80%	1.38%
and sale of Fund shares
Calvert Social Index	0.22%	-0.28%	2.16%
(reflects no deduction for fees,
expenses or taxes)
Lipper Multi-Cap Core Funds Avg.	-2.68%	-0.65%	3.50%
(reflects no deduction for taxes)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Investment Subadvisor. World Asset Management, Inc. (“World Asset”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Eric R. Lessnau	Senior Portfolio Manager,	Since December 2008
World Asset

David J. Jones	Portfolio Manager,	Since March 2009
World Asset

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).

All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.

Minimum to Open Fund Account
$1,000,000

Waiver for Retirement Plan Omnibus Accounts. The Class I share initial investment minimum for retirement plans that trade in omnibus accounts is waived.

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares

New Accounts (include application)
and Subsequent Investments:	For wire instructions, call 800-327-2109

To Sell Shares

By Telephone	Call 800-368-2745

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:

No. 811-09877 Calvert Social Index Series, Inc.

SUMMARY PROSPECTUS JANUARY 31, 2012 3